Exhibit B

Docusign Envelope I D : 192388C F - 5C71 - 43 A 1 - B47A - 6 F 1E A D6D8 F 70 Docusign Envelope I D : CODCC F 69 - 4333 - 4CDE - 8D5D - F 33 B 67A O3 B 1B Certa in id e ntifi e d info rma tion, indi cate d b y a bl a n k s p ace o r bl ack bo x in thi s ex hibit, h as b ee n exc lud e d b eca u se i t i s both (i ) no t mater i a l a nd (ii ) would b e c o m p e titi ve l y h arm ful o r a n unw arra n te d in vas ion o f p ers on a l p r i vacy i f publi c l y di sc lo se d. nlKyolKy6 y:liK3 6 k f 6 f 6 uK "n q 3KKlKy6 6 f c f y - KY iKyKh w c w n1 f k yK35u w s w y yK k s f 36 un3i f :3 16 o Y " J his SmGn"mGnt 6 um_Gr J wo N"SmGn"mGnt 6 o ( ”"u is mj"G jn" Gn t GrG" in t o js of 5 ep tem b er SpC SIS . C _y jn" jmongs t D : n i c oi n w n c ( w j EGljwjrG @orporj t ion hjving i t s rGgis t GrG" j""rGss jt ) .. EGljwjrG SvGnuGw Iui t G ” 2 . w L ilming t onw E 9 2 , :. 2 w Oni t G" I t j t Gs N"Oni@oin" or t hG "Wompjny"ul den n eth 6 oppi n w jn in"ivi"ujlw @i t izGn of t hG 1 jhjmjs wi t h Kjssport 6 o( SS 22 fy . 2 w hjving jn j""rGss jt 2 a 9 mGry I t rGG t w 6 jssjuw 1 jhjmjs N"B J oppin"ul l o niqu e 6 oppi n w jn in"ivi"ujlw @i t izGn of t hG 1 jhjmjs wi t h Kjssport 6 o( SS 22 ) . ”aw hjving jn j""rGss jt 2 a 9 mGry I t rGG t w 6 jssjuw 1 jhjmjs N" 5 J oppin"ul jn" ye w po rt uarb ou r 1 t d ( w j 1 jhjmijn @ompjny wi t h i t s rGgis t GrG" j""rGss jt Iui t G ” .. w Kri"Gro@k Worporj t G WGn t rGw 9 jst jn" 1 jy I t rGG t s NhGrGinj f t Gr rG f GrrG" t o js " 6 Gwport " or " ; nvGs t or Wompjny"u( 5 J oppin jn" B J oppin mjy jlso _G rG f GrrG" t ow t ogG t hGr js " ; nvGs t ors w " jn" Gj@h js jn " ; nvGs t or( " ; nvGs t orsw Oni@oinw jn" 6 Gwport mjy _G rG f GrrG" t o t ogG t hGr js t hG "Kjr t iGs w " jn" Gj@h js j "Kjr t y ( " 3Kc w 6 n 1 5 k uK 3 Kn 5 C on zjnujry ”aw ” . ”aw t hG Kjr t iGs Gn t GrG" in t o t hjt @Gr t jin jgrGGmGnt t i t lG" "SgrGGmGnt t o WonvGy 1 GnG fi@ijl 4 wnGrship in 6 Gwport Cjr_our P t " ( " N thG "SgrGGmGn t "ul k uK 3 Kn 5 C on 5 jr@h ”fw ” . ”aw t hG Kjr t iGs jmGn"G" t hG SgrGGmGnt t hrough SmGn"mGnt 6 o( 2 t o j""rGss @Gr t jin t Grms jn" @on"i t ions rGlj t G" t o t hG @onvGyjn@G of t hG _GnG f i@ijl ownGrship in 6 Gwport ( l k uK 3 Kn 5 C pursujnt t o t hG SgrGGmGn t w t hG Wompjny hjs o_ t jinG" _GnG f i@ijl ownGrship of shjrGs in 6 Gwport w _ut t hG @onvGrsion of _GnG f i@ijl ownGrship t o f ull lGgjl ownGrship jn" @on t rol of sji" shjrGs rGmjins jn ou t s t jn"ing o_ligj t ion js pjrt of t hG Kjr t iGs' pos t o@losing o_ligj t ionsl k uK 3 Kn 5 C t hG Kjr t iGs j@knowlG"gG t hjt t hG Gn" gojl is t o @onvGrt t hG _GnG f i@ijl ownGrship of t hG shjrGs in t o f ull lGgjl ownGrship jn" @on t rol of 6 Gwport _y jn" f or t hG Wompjnyw jn" t hGrG f orG t hG Wompjny shjll f ully @on t rol t hG un"Grlying KropGr t iGs @urrGn t ly hGl" _y 6 Gwport js "Gs@ri_G" un"Gr 9 xhi_it S t o t hG SgrGGmGn t w on or _G f orG t hG ; ni t ijl Woin 4 ff Gring N ; W 4 u of uni@oinsl k uK 3 Kn 5 C t hG ; W 4 w originjlly s@hG"ulG" f or IGp t Gm_Gr ) . w ” . ”aw hjs _GGn "GljyG"l jn" k uK 3 Kn 5 C t hG Kjr t iGs now wish t o f ur t hGr jmGn" t hG SgrGGmGnt js sGt f or t h in t his SmGn"mGnt 6 o( ” t o j""rGss t hG "GljyG" ; W 4 w t hG pos t o@losing o_ligj t ions rGgjr"ing t hG @onvGrsion of _GnG f i@ijl ownGrshipw jn" @Gr t jin Gs@row jn" o t hGr t G@hni@jl pro@G"urGs rGlj t G" t o t hG t rjns f Gr of t hG uni@oins( 6 4 L w J C 9 k 9 8 4 k 9 w in @onsi"Grj t ion of t hG mu t ujl promisGs jn" @ovGnjn t s @on t jinG" hGrGinw jn" f or o t hGr goo" jn" vjluj_lG @onsi"Grj t ionw t hG rG@Gipt jn" su ff i@iGn@y of whi@h jrG hGrG_y j@knowlG"gG"w t hG pjr t iGs hGrG t o jgrGG js f ollowsD EDUARDO SERRANO 2025 - 09 - 23 09:46:38 -------------------------------------------- Certain identified information, indicated by a blank space or black box in this exhibit, has been excluded because it is both (i) not material and (ii) would be competitively harmful or an unwarranted invasion of personal privacy if publicly disclosed.

LY oe l ay o f w c f Y J hG Kjr t iGs jgrGG t hjt t hG ; ni t ijl Woin 4 ff Gring N" ; W 4 "uw originjlly s@hG"ulG" f or IGp t Gm_Gr ) . w ” . ”aw shjll _G pos t ponG" jn" rGs@hG"ulG" t o j "j t G no lj t Gr t hjn EG@Gm_Gr ) 2 w ” . ”a( Sny f ur t hGr Gx t Gnsion of t hG ; W 4 "j t G shjll only _G pGrmi t t G" if mu t ujlly jgrGG" upon in wri t ing _y jll Kjr t iGs( CowGvGrw if jn j""i t ionjl "Gljy is mjn"j t G" _y O ( I( rGgulj tory ju t hori t iGs t o GnsurG @omplijn@G wi t h jll jppli@j_lG @on"i t ionsw t hG ; W 4 "j t G mjy _G Gx t Gn"G" j@@or"ingly wi t hout rGquiring mu t ujl wri tt Gn jgrGGmGn t ( ; f w _y zjnujry ) . w ” . ”fw t hG Kjr t iGs jrG unj_lG t o rGj@h jn jgrGGmGnt on j nGw ; W 4 "j t G jn" no rGgulj tory "Gljy is in G f f G@ t w t his SgrGGmGnt shjll _G "GGmG" null jn" voi" j_ ini t iow rGlGjsing jll Kjr t iGs f rom jny lij_ilit iGs or o_ligj t ions un"Gr t his SgrGGmGn t ( ; n t hG in t Grim pGrio" lGj"ing up t o t hG ; W 4 w t hG Kjr t iGs jgrGG t o @oopGrj t G in goo" f ji t h t o @omplG t G t hG f ollowing j@ t ionsD Niu 8 injlizG t hG t G@hni@jl pro@G"urGs rGquirG" f or t hG t rjns f Gr of uni@oins in t o 6 Gw L orl" KropGr t iGs IKH ; n@ ( 's @ryp t o wjllG t l Niiu 8 j@ili t j t G t hG Wompjny's ongoing "uG "iligGn@G on t hG ; nvGs t or Wompjny jn" t hG KropGr t iGsl Niiiu WomplG t G t hG @onvGrsion of t hG _GnG f i@ijl ownGrship of shjrGs in t o f ull lGgjl ownGrship of 6 Gwport w t hGrG_y grjn t ing t hG Wompjny f ull @on t rol ovGr t hG KropGr t iGs js pjrt of t hG pos t o@losing o_ligj t ions( ; n j""i t ionw ; nvGs t ors jn" ; nvGs t or Wompjny jgrGG t o @omply wi t h jll rGjsonj_lG "uG "iligGn@G rGquGs t s of Wompjnyw js wGll js jny o t hGr rGquGst rGlj t ing t o t hG shjrGhol"ing of t hG ; nvGs t or Wompjny( SY Kscr o win g o f : n i c oi n 6 ra n sfersY J hG Kjr t iGs jgrGG t hj t w wi t hin f ivG Nfu "jys of GxG@u t ing t his SmGn"mGnt 6 o ( ”w t hG Oni@oin kigh t s WGr t i f i@j t Gs @urrGn t ly hGl" _y 6 Gw L orl" KropGr t iGs IKHw ; n@( N thG "IKH"u shjll _G "GlivGrG" t o jn Gs@row jgGn t w mu t ujlly jgrGG" upon _y _o t h t hG Wompjny jn" t hG ; nvGs t orsw t o _G hGl" in Gs@row jlong wi t h t hG uni@oins t o _G t rjns f GrrG" pursujnt t o t hG @Gr t i f i@j t Gs( J hG Gs@row j@@ount shjll _G Gs t j_lishG" jn" mjin t jinG" in j@@or"jn@G wi t h 1 jhjmijn ljww Gnsuring t hjt t hG uni@oins jn" @Gr t i f i@j t Gs jrG jvjilj_lG t o f ul f ill jll nG@Gssjry t jx o_ligj t ionsw in@lu"ing jny t jx jn" s t jmp "u t y f GGsw in @omplijn@G wi t h lo@jl rGgulj t ions( J hG Gs@row jgGnt is hGrG_y ins t ru@ t G" t hjt nGi t hGr t hG Oni@oin kigh t s WGr t i f i@j t Gs nor t hG uni@oins mjy _G rGlGjsG" t o t hG IKH or jny o t hGr pjr t y un t il Niu t hG ; W 4 hjs t jkGn plj@Gl Niiu jll jppli@j_lG t jx o_ligj t ionsw in@lu"ing t jx jn" s t jmp "u t y f GGsw hjvG _GGn f ully sj t is f iG"l jn" Niiiu t hG @onvGrsion of _GnG f i@ijl ownGrship of shjrGs in t o f ull lGgjl ownGrship of 6 Gwport hjs _GGn @omplG t G"w t hGrG_y grjn t ing Oni@oin f ull jn" Gx@lusivG @on t rol ovGr 6 Gwport jn" i t s KropGr t iGs( J hG rGlGjsG of uni@oins jn" @Gr t i f i@j t Gs is s t ri@ t ly @on t ingGnt upon t hG sj t is f j@ t ion of t hGsG @on"i t ions( PY 3 at i f i cat io n o f 6 ra n sfersY Docusign Envelope I D : 192388C F - 5C71 - 43 A 1 - B47A - 6 F 1E A D6D8 F 70 Docusign Envelope I D: CODCC F 69 - 4333 - 4CDE - 8D5D - F 33 B 67A O3 B 1B

) ( 2 ( J hG IKH jgrGGs t o provi"G j f ormjl rGsolu t ion rj t i f ying t hG t rjns f Gr of uni@oin righ t s t o t hG IKH jn" t hG su_sGquGnt t rjns f Gr t o 6 L K Col"ings PPWw @on f irming t hG lGgjli t y jn" @omplG t ion of su@h t rjns f Grs( ) ( ”( ; nvGs t ors @on f irm f ull pjymGnt of t hG @onsi"Grj t ion mj"G _y Wompjny pursujnt t o t hG SgrGGmGn t ( . Y 3 esc i ss io n c l a u se nme n d me n tY Opon t hG @onvGrsion of t hG Wompjny's _GnG f i@ijl in t GrGst in t hG shjrGs of 6 Gwport in t o f ullw lGgjl ownGrshipw jn" upon t hG rGlGjsG of t hG Oni@oin kigh t s WGr t i f i@j t Gs or uni@oins _y t hG Gs@row jgGnt js spG@i f iG" in t his SmGn"mGnt 6 o( ”w t hG rGs@ission righ t s sGt f or t h in t hG SgrGGmGnt jn" “ or jny prior jmGn"mGn t s shjll _G "GGmG" voi" jn" unGn f or@Gj_lGw in@lu"ing t hG rGs@ission righ t s t hjt mjy _G GxGr@isG" un"Gr IG@ t ions g ( : jn" , ( 2 of t hG SgrGGmGn t ( J hG Kjr t iGs j@knowlG"gG t hjt t hG @onvGrsion of t hG _GnG f i@ijl in t GrGst in t o f ull lGgjl ownGrshipw jn" t hG rGlGjsG of t hG uni@oins or Oni@oin kigh t s WGr t i f i@j t Gs _y t hG Gs@row jgGn t w rGprGsGn t s j mj t Grijl @omplG t ion of t hG t rjnsj@ t ionw j f t Gr whi@h no rGs@ission righ t s shjll jpply( ”Y nss i gn me n tY J hG Wompjny mjy jssign i t s righ t s jn" o_ligj t ions un"Gr t his SgrGGmGn t w js jmGn"G"w t o jny t hir" pjr t yw j f f ilij t Gw or su@@Gssor Gn t i t yw or in @onnG@ t ion wi t h j mGrgGrw j@quisi t ionw or sjlG of su_s t jn t ijlly jll of i t s jssG t sw wi t hout t hG @onsGnt of t hG o t hGr Kjr t iGs( Sny su@h jssignmGnt shjll not rGliGvG t hG Wompjny of i t s o_ligj t ions hGrGun"Gr unlGss GxprGssly jssumG" _y t hG jssignGG( J hG ; nvGs t ors jn" 6 Gwport mjy not jssign t hGir righ t s or o_ligj t ions un"Gr t his SgrGGmGnt wi t hout t hG prior wri tt Gn @onsGnt of t hG Wompjny( eY l i sce ll a n e ou sY e Y LY 3 ec i ta l s D J hG j_ovG rG@i t jls jrG t ruG jn" @orrG@t jn" in@orporj t G" in t o t his SmGn"mGn t ( e Y SY oef i ni t ion sb Wjpi t jlizG" t Grms not o t hGrwisG "GfinG" in t his SmGn"mGnt shjll hjvG t hG mGjnings provi"G" in t hG SgrGGmGn t ( e Y PY yo n Vsarty nck n owl e dg me n tb J hG IKH j@knowlG"gGs i t s limi t G" rolG in t his SmGn"mGnt 6 o( ”w spG@i f i@jlly in rGlj t ion t o IG@ t ion ) ( ) of t hG originjl SgrGGmGn t ( L hilG t hG IKH is not j pjr t y t o t hG SgrGGmGnt or t his SmGn"mGn t w it jgrGGs t o pGr f orm t hG o_ligj t ions GxprGssly s t j t G"w in@lu"ing t hG provision of rGsolu t ions rj t i f ying t hG t rjns f Gr of Oni@oin righ t s( J his j@knowlG"gmGnt "oGs not Gx t Gn" t o jny o t hGr lij_ilit iGs _Gyon" t hosG Gxpli@i t ly s t j t G" hGrGin( e Y . Y Kffecti ve n ess o f nme n d me n tb 9 x@Gpt js mo"i f iG" hGrGinw jll o t hGr t Grmsw @ovGnjn t sw o_ligj t ionsw jn" provisions of t hG SgrGGmGnt shjll rGmjin in f ull f or@G jn" G f f G@ t w rj t i f iG" _y t hG Kjr t iGs( e Y ”Y Kn t i re n g reeme n tb J his SmGn"mGnt 6 o( ”w t ogG t hGr wi t h t hG originjl SgrGGmGnt jn" SmGn"mGnt 6 o( 2 w @ons t i t u t Gs t hG Gn t irG un"Grst jn"ing of t hG Kjr t iGs wi t h rGspG@t t o t hG su_jG@t Docusign Envelope I D : 192388C F - 5C71 - 43 A 1 - B47A - 6 F 1E A D6D8 F 70 Docusign Envelope I D: CODCC F 69 - 4333 - 4CDE - 8D5D - F 33 B 67A O3 B 1B

mj t t Gr hGrGin( ; n t hG GvGnt of jny @on f li@t _G t wGGn t hG t Grms of t hG originjl SgrGGmGn t w SmGn"mGnt 6o( 2w jn" t his SmGn"mGnt 6o( ”w t hG t Grms of t his SmGn"mGnt 6o( ” shjll prGvjil( e Y eY 5 i gn at u resY J his SmGn"mGnt 6 o( ” mjy _G GxG@u t G" in onG or morG @oun t Grpjr t sw Gj@h of whi@h shjll _G "GGmG" jn originjlw _ut jll of whi@h t ogG t hGr shjll @ons t i t u t G onG jn" t hG sjmG ins t rumGn t ( Iignj t urGs "GlivGrG" _y GlG@ t roni@ mGjnsw in@lu"ing _y Gmjil in KE 8 f ormjt or _y o t hGr jgrGG"oupon GlG@ t roni@ mG t ho"sw shjll _G @onsi"GrG" vjli" jn" _in"ing f or jll purposGs js if t hGy wGrG originjl signj t urGs( O6 ; W 4; 6w ; 6W( 1 yD ///////////////////////// S lGx B onjnykhinw W 9 4 9 mji ; 6 H 9 I J 4 k I D “ s“ ///////////////////////////// K rin t G" 6jmGD 5oniquG J oppin 9 mj “ s“ ///////////////////////////// K rin t G" 6jmGD B GnnG t h J oppin 9 mjil 6 9 L K 4 kJ C S k 1 4 Okw P J E( 1 y D /////////////////////// K rin t G" 6jmGD B GnnG t h J oppin NGmjil J i t lGD / / D / / r / e / c / t / o / r / / P / r / e / s // / e / n / t // 6 9 L L 4 kPE K k 4 K 9 k J ; 9 I I K H w ; 6W ( w solGly f or t hG purposG of j@knowlG"ging i t s "Gsignj t G" rolG jn" t hG t Grms jn" @on"i t ions sGt f or t h in I G@ t ion ) ( ) of t his S grGGmGn t w wi t hout _G@oming j K jr t y hGrG t o( 1 y D /////////////////////// K rin t G" 6jmGD ///////////// J i t lGD EirG@ t or 9 mjilD /////////////////// Docusign Envelope I D : 192388C F - 5C71 - 43 A 1 - B47A - 6 F 1E A D6D8 F 70 Docusign Envelope I D: CODCC F 69 - 4333 - 4CDE - 8D5D - F 33 B 67A O3 B 1B Kenneth Toppin

Docusign Envelope I D : 192388C F - 5C71 - 43 A 1 - B47A - 6 F 1E A D6D8 F 70 Docusign Envelope I D: CODCC F 69 - 4333 - 4CDE - 8D5D - F 33 B 67A O3 B 1B Certa in id e ntifi e d info rma tion, indi cate d b y a bl a n k s p ace o r bl ack bo x in thi s ex hibit, h as b ee n exc lud e d b eca u se i t i s both (i ) no t mater i a l a nd (ii ) would b e c o m p e titi ve l y h arm ful o r a n unw arra n te d in vas ion o f p ers on a l p r i vacy i f publi c l y di sc lo se d. nlKyolKy6 y:liK3 6 k f 6 f 6 uK "n q 3KKlKy6 6 f c f y - KY iKyKh w c w n1 f k yK35u w s w y 1 f yq w 5 1 nyo w y - K5 6 lKy 6 5 16 o Y " J his SmGn"mGnt 6 um_Gr J wo N"SmGn"mGnt 6 o ( ”"u is mj"G jn" Gn t GrG" in t o js of 5 ep tem b er SpC SIS . C _y jn" jmongs t D : n i c oi n w n c ( w j EGljwjrG @orporj t ion hjving i t s rGgis t GrG" j""rGss jt ) .. EGljwjrG SvGnuGw Iui t G ” 2 . w L ilming t onw E 9 2 , :. 2 w Oni t G" I t j t Gsw N"Oni@oin" or t hG "Wompjny"ul den n eth 6 oppi n w jn in"ivi"ujlw @i t izGn of t hG 1 jhjmjs wi t h Kjssport 6 o( SS 22 fy . 2 w hjving jn j""rGss jt 2 a 9 mGry I t rGG t w 6 jssjuw 1 jhjmjs N"B J oppin"ul l o niqu e 6 oppi n w jn in"ivi"ujlw @i t izGn of t hG 1 jhjmjs wi t h Kjssport 6 o( SS 22 ) . ”aw hjving jn j""rGss jt 2 a 9 mGry I t rGG t w 6 jssjuw 1 jhjmjs N" 5 J oppin"ul iarry nY 5 a w yer w jn in"ivi"ujlw @i t izGn of t hG 1 jhjmjs wi t h pjssport 6 o( SS 2 . ga”,w hjving jn j""rGss jt a) Cjwkins Cillw 6 jssjuw 1 jhjmjs NA 1 jrry IjwyGrAul jn" 1 on g w s l a n d w n vestme n ts 16 o ( w j 1 jhjmijn @ompjny wi t h i t s rGgis t GrG" j""rGss jt Iui t G ” .. w Kri"Gro@k Worporj t G WGn t rGw 9 jst jn" 1 jy I t rGG t s NhGrGinj f t Gr rG f GrrG" t o js APong ; sljn"A or A ; nvGs t or WompjnyAu( 1 jrry IjwyGrw 5 J oppin jn" B J oppin mjy jlso _G rG f GrrG" t ow t ogG t hGr js " ; nvGs t ors w " jn" Gj@h js jn " ; nvGs t or( " ; nvGs t orsw Oni@oinw jn" Pong ; sljn" mjy _G rG f GrrG" t o t ogG t hGr js t hG "Kjr t iGs w " jn" Gj@h js j "Kjr t y ( " 3Kc w 6 n 1 5 k uK 3 Kn 5 C on zjnujry ”aw ” . ”aw t hG Kjr t iGs Gn t GrG" in t o t hjt @Gr t jin jgrGGmGnt t i t lG" "SgrGGmGnt t o WonvGy 1 GnG fi@ijl 4 wnGrship in Pong ; sljn"" N thG "SgrGGmGn t "ul k uK 3 Kn 5 C on 5 jr@h ”fw ” . ”aw t hG Kjr t iGs jmGn"G" t hG SgrGGmGnt t hrough SmGn"mGnt 6 o( 2 t o j""rGss @Gr t jin t Grms jn" @on"i t ions rGlj t G" t o t hG @onvGyjn@G of t hG _GnG f i@ijl ownGrship in Pong ; sljn"l k uK 3 Kn 5 C pursujnt t o t hG SgrGGmGn t w t hG Wompjny hjs o_ t jinG" _GnG f i@ijl ownGrship of shjrGs in Pong ; sljn"w _ut t hG @onvGrsion of _GnG f i@ijl ownGrship t o f ull lGgjl ownGrship jn" @on t rol of sji" shjrGs rGmjins jn ou t s t jn"ing o_ligj t ion js pjrt of t hG Kjr t iGs' pos t o@losing o_ligj t ionsl k uK 3 Kn 5 C t hG Kjr t iGs j@knowlG"gG t hjt t hG Gn" gojl is t o @onvGrt t hG _GnG f i@ijl ownGrship of t hG shjrGs in t o f ull lGgjl ownGrship jn" @on t rol of Pong ; sljn" _y jn" f or t hG Wompjnyw jn" t hGrG f orG t hG Wompjny shjll f ully @on t rol t hG un"Grlying KropGr t iGs @urrGn t ly hGl" _y Pong ; sljn" js "Gs@ri_G" un"Gr 9 xhi_it S t o t hG SgrGGmGn t w on or _G f orG t hG ; ni t ijl Woin 4 ff Gring N ; W 4 u of uni@oinsl k uK 3 Kn 5 C t hG ; W 4 w originjlly s@hG"ulG" f or IGp t Gm_Gr ) . w ” . ”aw hjs _GGn "GljyG"l k uK 3 Kn 5 C t hG Kjr t iGs now wish t o f ur t hGr jmGn" t hG SgrGGmGnt js sGt f or t h in t his SmGn"mGnt 6 o( ” t o j""rGss t hG "GljyG" ; W 4 w t hG pos t o@losing o_ligj t ions rGgjr"ing t hG @onvGrsion of _GnG f i@ijl ownGrshipw jn" @Gr t jin Gs@row jn" o t hGr t G@hni@jl pro@G"urGs rGlj t G" t o t hG t rjns f Gr of t hG uni@oinsl EDUARDO SERRANO 2025 - 09 - 23 09:47:18 -------------------------------------------- Certain identified information, indicated by a blank space or black box in this exhibit, has been excluded because it is both (i) not material and (ii) would be competitively harmful or an unwarranted invasion of personal privacy if publicly disclosed.

6 4 L w J C 9 k 9 8 4 k 9 w in @onsi"Grj t ion of t hG mu t ujl promisGs jn" @ovGnjn t s @on t jinG" hGrGinw jn" f or o t hGr goo" jn" vjluj_lG @onsi"Grj t ionw t hG rG@Gipt jn" su ff i@iGn@y of whi@h jrG hGrG_y j@knowlG"gG"w t hG pjr t iGs hGrG t o jgrGG js f ollowsD LY oe l ay o f w c f Y EGljy of ; W 4 ( J hG Kjr t iGs jgrGG t hjt t hG ; ni t ijl Woin 4 ff Gring N" ; W 4 "uw originjlly s@hG"ulG" f or IGp t Gm_Gr ) . w ” . ”aw shjll _G pos t ponG" jn" rGs@hG"ulG" t o j "j t G no lj t Gr t hjn EG@Gm_Gr ) 2 w ” . ”a( Sny f ur t hGr Gx t Gnsion of t hG ; W 4 "j t G shjll only _G pGrmi t t G" if mu t ujlly jgrGG" upon in wri t ing _y jll Kjr t iGs( CowGvGrw if jn j""i t ionjl "Gljy is mjn"j t G" _y O ( I( rGgulj tory ju t hori t iGs t o GnsurG @omplijn@G wi t h jll jppli@j_lG @on"i t ionsw t hG ; W 4 "j t G mjy _G Gx t Gn"G" j@@or"ingly wi t hout rGquiring mu t ujl wri tt Gn jgrGGmGn t ( ; f w _y zjnujry ) . w ” . ”fw t hG Kjr t iGs jrG unj_lG t o rGj@h jn jgrGGmGnt on j nGw ; W 4 "j t G jn" no rGgulj tory "Gljy is in G f f G@ t w t his SgrGGmGnt shjll _G "GGmG" null jn" voi" j_ ini t iow rGlGjsing jll Kjr t iGs f rom jny lij_ilit iGs or o_ligj t ions un"Gr t his SgrGGmGn t ( ; n t hG in t Grim pGrio" lGj"ing up t o t hG ; W 4 w t hG Kjr t iGs jgrGG t o @oopGrj t G in goo" f ji t h t o @omplG t G t hG f ollowing j@ t ionsD Niu 8 injlizG t hG t G@hni@jl pro@G"urGs rGquirG" f or t hG t rjns f Gr of uni@oins in t o 6 Gw L orl" KropGr t iGs IKH ; n@ ( 's @ryp t o wjllG t l Niiu 8 j@ili t j t G t hG Wompjny's ongoing "uG "iligGn@G on t hG ; nvGs t or Wompjny jn" t hG KropGr t iGsl Niiiu WomplG t G t hG @onvGrsion of t hG _GnG f i@ijl ownGrship of shjrGs in t o f ull lGgjl ownGrship of Pong ; sljn"w t hGrG_y grjn t ing t hG Wompjny f ull @on t rol ovGr t hG KropGr t iGs js pjrt of t hG pos t o @losing o_ligj t ions( ; n j""i t ionw ; nvGs t ors jn" ; nvGs t or Wompjny jgrGG t o @omply wi t h jll rGjsonj_lG "uG "iligGn@G rGquGs t s of Wompjnyw js wGll js jny o t hGr rGquGst rGlj t ing t o t hG shjrGhol"ing of t hG ; nvGs t or Wompjny( SY Kscr o win g o f : n i c oi n 6 ra n sfersY J hG Kjr t iGs jgrGG t hj t w wi t hin f ivG Nfu "jys of GxG@u t ing t his SmGn"mGnt 6 o ( ”w t hG Oni@oin kigh t s WGr t i f i@j t Gs hGl" _y 6 Gw L orl" KropGr t iGs IKHw ; n@( N thG "IKH"u shjll _G "GlivGrG" t o jn Gs@row jgGn t w mu t ujlly jgrGG" upon _y _o t h t hG Wompjny jn" t hG ; nvGs t orsw t o _G hGl" in Gs@row jlong wi t h t hG uni@oins t o _G t rjns f GrrG" pursujnt t o t hG @Gr t i f i@j t Gs( J hG Gs@row j@@ount shjll _G Gs t j_lishG" jn" mjin t jinG" in j@@or"jn@G wi t h 1 jhjmijn ljww Gnsuring t hjt t hG uni@oins jn" @Gr t i f i@j t Gs jrG jvjilj_lG t o f ul f ill jll nG@Gssjry t jx o_ligj t ionsw in@lu"ing jny t jx jn" s t jmp "u t y f GGsw in @omplijn@G wi t h lo@jl rGgulj t ions( J hG Gs@row jgGnt is hGrG_y ins t ru@ t G" t hjt nGi t hGr t hG Oni@oin kigh t s WGr t i f i@j t Gs nor t hG uni@oins mjy _G rGlGjsG" t o t hG IKH or jny o t hGr pjr t y un t il Niu t hG ; W 4 hjs t jkGn plj@Gl Niiu jll jppli@j_lG t jx o_ligj t ionsw in@lu"ing t jx jn" s t jmp "u t y f GGsw hjvG _GGn f ully sj t is f iG"l jn" Niiiu t hG @onvGrsion of _GnG f i@ijl ownGrship of shjrGs in t o f ull lGgjl ownGrship of Pong ; sljn" hjs _GGn @omplG t G"w t hGrG_y grjn t ing Oni@oin f ull jn" Gx@lusivG @on t rol ovGr Pong ; sljn" jn" i t s KropGr t iGs( J hG rGlGjsG of uni@oins jn" @Gr t i f i@j t Gs is s t ri@ t ly @on t ingGnt upon t hG sj t is f j@ t ion of t hGsG @on"i t ions( Docusign Envelope I D : 192388C F - 5C71 - 43 A 1 - B47A - 6 F 1E A D6D8 F 70 Docusign Envelope I D: CODCC F 69 - 4333 - 4CDE - 8D5D - F 33 B 67A O3 B 1B

PY 3 at i f i cat io n o f 6 ra n sfersY ) ( 2 ( J hG IKH jgrGGs t o provi"G j f ormjl rGsolu t ion rj t i f ying t hG t rjns f Gr of uni@oin righ t s t o t hG IKH jn" t hG su_sGquGnt t rjns f Gr t o 6 L K Col"ings PPWw @on f irming t hG lGgjli t y jn" @omplG t ion of su@h t rjns f Grs( ) ( ”( ; nvGs t ors @on f irm f ull pjymGnt of t hG @onsi"Grj t ion mj"G _y Wompjny pursujnt t o t hG SgrGGmGn t ( . Y 3 esc i ss io n c l a u se nme n d me n tY Opon t hG @onvGrsion of t hG Wompjny's _GnG f i@ijl in t GrGst in t hG shjrGs of Pong ; sljn" in t o f ullw lGgjl ownGrshipw jn" upon t hG rGlGjsG of t hG Oni@oin kigh t s WGr t i f i@j t Gs or uni@oins _y t hG Gs@row jgGnt js spG@i f iG" in t his SmGn"mGnt 6 o( ”w t hG rGs@ission righ t s sGt f or t h in t hG SgrGGmGnt jn" “ or jny prior jmGn"mGn t s shjll _G "GGmG" voi" jn" unGn f or@Gj_lGw in@lu"ing t hG rGs@ission righ t s t hjt mjy _G GxGr@isG" un"Gr IG@ t ions g ( : jn" , ( 2 of t hG SgrGGmGn t ( J hG Kjr t iGs j@knowlG"gG t hjt t hG @onvGrsion of t hG _GnG f i@ijl in t GrGst in t o f ull lGgjl ownGrshipw jn" t hG rGlGjsG of t hG uni@oins or Oni@oin kigh t s WGr t i f i@j t Gs _y t hG Gs@row jgGn t w rGprGsGn t s j mj t Grijl @omplG t ion of t hG t rjnsj@ t ionw j f t Gr whi@h no rGs@ission righ t s shjll jpply( ”Y nss i gn me n tY J hG Wompjny mjy jssign i t s righ t s jn" o_ligj t ions un"Gr t his SgrGGmGn t w js jmGn"G"w t o jny t hir" pjr t yw j f f ilij t Gw or su@@Gssor Gn t i t yw or in @onnG@ t ion wi t h j mGrgGrw j@quisi t ionw or sjlG of su_s t jn t ijlly jll of i t s jssG t sw wi t hout t hG @onsGnt of t hG o t hGr Kjr t iGs( Sny su@h jssignmGnt shjll not rGliGvG t hG Wompjny of i t s o_ligj t ions hGrGun"Gr unlGss GxprGssly jssumG" _y t hG jssignGG( J hG ; nvGs t ors jn" Pong ; sljn" mjy not jssign t hGir righ t s or o_ligj t ions un"Gr t his SgrGGmGnt wi t hout t hG prior wri tt Gn @onsGnt of t hG Wompjny( eY l i sce ll a n e ou sY e Y LY 3 ec i ta l s D J hG j_ovG rG@i t jls jrG t ruG jn" @orrG@t jn" in@orporj t G" in t o t his SmGn"mGn t ( e Y SY oef i ni t ion sb Wjpi t jlizG" t Grms not o t hGrwisG "GfinG" in t his SmGn"mGnt shjll hjvG t hG mGjnings provi"G" in t hG SgrGGmGn t ( e Y PY yo n Vsarty nck n owl e dg me n tb 6 Gw L orl" KropGr t iGs IKHw ; n@( j@knowlG"gGs i t s limi t G" rolG in t his SmGn"mGnt 6 o( ”w spG@i f i@jlly in rGlj t ion t o IG@ t ion ) ( ) of t hG originjl SgrGGmGn t ( L hilG 6 Gw L orl" KropGr t iGs IKHw ; n@( is not j pjr t y t o t hG SgrGGmGnt or t his SmGn"mGn t w it jgrGGs t o pGr f orm t hG o_ligj t ions GxprGssly s t j t G"w in@lu"ing t hG provision of rGsolu t ions rj t i f ying t hG t rjns f Gr of Oni@oin righ t s( J his j@knowlG"gmGnt "oGs not Gx t Gn" t o jny o t hGr lij_ilit iGs _Gyon" t hosG Gxpli@i t ly s t j t G" hGrGin( e Y . Y Kffecti ve n ess o f nme n d me n tb 9 x@Gpt js mo"i f iG" hGrGinw jll o t hGr t Grmsw @ovGnjn t sw o_ligj t ionsw jn" provisions of t hG SgrGGmGnt shjll rGmjin in f ull f or@G jn" G f f G@ t w rj t i f iG" _y t hG Kjr t iGs( Docusign Envelope I D : 192388C F - 5C71 - 43 A 1 - B47A - 6 F 1E A D6D8 F 70 Docusign Envelope I D: CODCC F 69 - 4333 - 4CDE - 8D5D - F 33 B 67A O3 B 1B

e Y ”Y Kn t i re n g reeme n tb J his SmGn"mGnt 6 o( ”w t ogG t hGr wi t h t hG originjl SgrGGmGnt jn" SmGn"mGnt 6 o( 2 w @ons t i t u t Gs t hG Gn t irG un"Grst jn"ing of t hG Kjr t iGs wi t h rGspG@t t o t hG su_jG@t mj t t Gr hGrGin( ; n t hG GvGnt of jny @on f li@t _G t wGGn t hG t Grms of t hG originjl SgrGGmGn t w SmGn"mGnt 6 o( 2 w jn" t his SmGn"mGnt 6 o( ”w t hG t Grms of t his SmGn"mGnt 6 o( ” shjll prGvjil( e Y eY 5 i gn at u resY J his SmGn"mGnt 6 o( ” mjy _G GxG@u t G" in onG or morG @oun t Grpjr t sw Gj@h of whi@h shjll _G "GGmG" jn originjlw _ut jll of whi@h t ogG t hGr shjll @ons t i t u t G onG jn" t hG sjmG ins t rumGn t ( Iignj t urGs "GlivGrG" _y GlG@ t roni@ mGjnsw in@lu"ing _y Gmjil in KE 8 f ormjt or _y o t hGr jgrGG"oupon GlG@ t roni@ mG t ho"sw shjll _G @onsi"GrG" vjli" jn" _in"ing f or jll purposGs js if t hGy wGrG originjl signj t urGs( O 6 ; W 4 ; 6 w ; 6 W( 1 yD ///////////////////////// S lGx B onjnykhinw W 9 4 9 mjil ; 6 H 9 I J 4 k I D “ s“ ///////////////////////////// K rin t G" 6jmGD 5oniquG J oppin 9 mjil “ s“ ///////////////////////////// K rin t G" 6jmGD B GnnG t h J oppin 9 mjilD “ s“ ///////////////////////////// K rin t G" 6jmGD 1 jrry S ( I jwyGr 9 mjilD P 4 6 U ; I P S 6 E ; 6 H 9 I J 5 9 6 J I w P J E( 1 y D /////////////////////// K rin t G" 6jmGD B GnnG t s J oppin NGmjil J i t lGD // / D / / r / e / c / t / o / r / P / r / e / s // / e / n / t // 6 9 L L 4 kPE K k 4 K 9 k J ; 9 I I K H w ; 6W ( w solGly f or t hG purposG of j@knowlG"ging i t s "Gsignj t G" rolG jn" t hG t Grms jn" @on"i t ions sGt f or t h in I G@ t ion ) ( ) of t his S grGGmGn t w wi t hout _G@oming j K jr t y hGrG t o( 1 y D /////////////////////// K rin t G" 6 jmGD ////////////// J i t lGD EirG@ t or 9 mjilD ///////////////////// Docusign Envelope I D : 192388C F - 5C71 - 43 A 1 - B47A - 6 F 1E A D6D8 F 70 Docusign Envelope I D: CODCC F 69 - 4333 - 4CDE - 8D5D - F 33 B 67A O3 B 1B Kennet h Toppin